Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Edgewell Personal Care Company (the "Company") hereby certifies, pursuant to 18 U.S.C § 1350, as adopted pursuant to § 906 of the Sarbanes Oxley Act of 2002, that, to her knowledge, the Company's annual report on Form 10-K for the year ended September 30, 2025 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 17, 2025

/s/ Francesca Weissman
Francesca Weissman
Chief Financial Officer
(principal financial officer)